SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 27, 2004



                            HFB FINANCIAL CORPORATION
                            -------------------------
             (Exact name of Registrant as specified in its charter)


          Tennessee                   0-20956                    61-1228266
          ---------                   -------                    ----------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

               1602 Cumberland Avenue, Middlesboro, Kentucky 40965
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (606) 248-1095
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 5. Other Events
--------------------


     On February 27, 2004, the Shareholders of HFB Financial Corporation approved and adopted the Agreement and Plan of Merger, dated October 28, 2003 between the Company and HFB Merger Corporation, a wholly-owned subsidiary of the Company. The Company also announced the payment of a dividend of $.25 to shareholders of record on March 15, 2004 and payable on March 31, 2004. A copy of the press release announcing these events is furnished and attached to this current report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
-------------------------------------------------------------------------

     (c) The following exhibit is furnished in accordance with item 601 of Regulation SK on Exhibit 99.1 Press Release dated February 27, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                      HFB FINANCIAL CORPORATION


Date:   March 2, 2004                 By:   /s/ David B. Cook
                                           -------------------------------------
                                           David B. Cook
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)